                                                                   EXHIBIT 10.34

                     SETTLEMENT AGREEMENT AND MUTUAL RELEASE

          This Settlement Agreement and Mutual Release (this "AGREEMENT") is entered into as of May 12, 2004, by and among SPRINT CORPORATION, a Delaware corporation, SPRINT SPECTRUM L.P., a Delaware limited partnership, SPRINTCOM, INC., a Kansas corporation, WIRELESSCO, L.P., a Delaware limited partnership, PHILLIECO, L.P., a Delaware limited partnership, APC PCS, LLC, a Delaware limited liability company, SPRINT COMMUNICATIONS COMPANY L.P., a Delaware limited partnership, (collectively, the "SPRINT PARTIES,"), HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation ("HORIZON"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("BRIGHT") and HORIZON PCS, INC., a Delaware corporation ("PARENT" and together with Horizon and Bright, the "HORIZON PARTIES").

          The OFFICIAL COMMITTEE OF UNSECURED CREDITORS in Horizon's Chapter 11 Cases (the "CREDITORS COMMITTEE"), the OFFICIAL COMMITTEE OF BONDHOLDERS in Horizon's Chapter 11 Cases (the "BONDHOLDERS COMMITTEE" and together with the Creditors Committee, the "COMMITTEES"), and WACHOVIA BANK, N.A., a national banking association, as agent (the "AGENT"), for itself and the lenders under that certain Credit Agreement dated as of September 26, 2000 (the "LENDERS" and together with the Agent and the Committees, the "CREDITORS"), will become parties to this Agreement when they execute counterpart signature pages, which must be before 5:00 p.m. Eastern Time on Friday, May 28, 2004. The Creditors, the Horizon Parties and the Sprint Parties are referred to collectively as the "PARTIES".

          Each of Horizon and Bright (each individually a "MANAGER" and collectively the "HORIZON MANAGERS") has entered into a Management Agreement, a Services Agreement and two Trademark and Service Mark License Agreements with the Sprint Parties, dated and effective as of the dates indicated:

          -    Horizon (June 8, 1998)

          -    Bright (October 13, 1999)

(each agreement, together with all addenda and amendments, being a "MANAGEMENT AGREEMENT," a "SERVICES AGREEMENT" and two "TRADEMARK AND SERVICE MARK LICENSE AGREEMENTS" and collectively, the "SPRINT AGREEMENTS").

          The Horizon Parties are currently debtors and debtors in possession in Chapter 11 proceedings pending in the United States Bankruptcy Court for the Southern District of Ohio, Eastern Division (the "BANKRUPTCY COURT"), Nos. 03-62424, 03-62425 and 03-62426 (the "CHAPTER 11 CASES").

          The Horizon Parties and the Sprint Parties are presently engaged in litigation entitled HORIZON PERSONAL COMMUNICATIONS, INC., ET AL., v. SPRINT CORPORATION, ET AL., pending in the United States District Court for the Southern District of Ohio, Eastern Division (the "DISTRICT COURT"), docketed as Civil Action No. C2-03-756 (the "LITIGATION").

          To avoid the expense and delay inherent in the Litigation and to resolve and settle all claims as described in this Agreement, including but not limited to those claims asserted in the Litigation, the Parties agree as follows:

     1. PURCHASE AGREEMENT. The Parties (other than the Creditors) are executing and delivering this Agreement contemporaneously with the execution and delivery by the Horizon Parties and the Sprint Parties of an Asset Purchase Agreement in the form attached as Exhibit A to this Agreement (the "PURCHASE AGREEMENT").

     2. EFFECTIVE DATE.

          (A) EFFECTIVE DATE DEFINITION. Upon the execution and delivery of this Agreement by the Horizon Parties and the Sprint Parties, Horizon will promptly prepare and file in the Chapter 11 Cases a motion (the "APPROVAL MOTION") that seeks the entry of an order (the "APPROVAL ORDER") of the Bankruptcy Court that approves and authorizes (i) this Agreement and the compromise and settlement provided for in this Agreement pursuant to Bankruptcy Rule 9019, and (ii) the Purchase Agreement and the consummation of the transactions provided for in the Purchase Agreement pursuant to Sections 363 and 365 of the Bankruptcy Code. Each of the Parties agrees to use its best efforts to obtain approval of the Approval Motion and the entry of the Approval Order. This Agreement, including but not limited to the releases provided for in this Agreement, will become effective when the Approval Order becomes a Final Order (unless the Horizon Parties and Sprint Parties waive the requirement of the Final Order, in which event this Agreement will become effective so long as the Approval Order is in full force and effect and not subject to any stay) and when the transactions provided for in the Purchase Agreement are consummated (the "EFFECTIVE DATE"), except that Sections 2, 5(a), 6, 9(a), 14(b) and 15 will become effective immediately upon execution of this Agreement by the Horizon Parties and the Sprint Parties without condition. This Agreement (including but not limited to the releases provided for in this Agreement) and the Purchase Agreement, and the obligations of the Parties under this Agreement and the Purchase Agreement (except for Sections 2, 5(a), 6, 9(a), 14(b) and 15 of this Agreement), are in all respects contingent upon (x) each of the Creditors becoming parties to this Agreement before 5:00 p.m. Eastern Time on Friday, May 28, 2004, (y) the entry of the Approval Order on or before July 20, 2004, and (z) the Approval Order becoming a Final Order not later than August 2, 2004. This Agreement and the Purchase Agreement will become null and void if any of the three conditions described in clauses (x), (y) and (z) of the preceding sentence is not satisfied, unless the Sprint Parties waive the condition in clause (x) and the Horizon Parties and the Sprint Parties waive the conditions in clauses (y) and (z).

          (B) FINAL ORDER DEFINITION. For purposes of this Agreement, the term "FINAL ORDER" means an order or judgment of the Bankruptcy Court as entered on its docket that has not been reversed, stayed pursuant to Bankruptcy Rule 8005 or any other applicable rule of civil or appellate procedure, modified or amended, and as to which the time to appeal, petition for certiorari, or seek reargument or rehearing has expired and as to which no notice of appeal, petition for certiorari, or motion for reargument or rehearing was timely filed, or as to which any right to appeal, petition for certiorari or seek reargument or rehearing has been waived in writing in a manner satisfactory to the Horizon Parties and the Sprint Parties, or, if a notice of appeal, petition for certiorari, or motion for reargument or rehearing was timely filed, the order or judgment of the Bankruptcy Court has been affirmed by the highest court to which the order or judgment was appealed or from which the reargument or rehearing was sought, or certiorari has been denied, and the time to file any further appeal or to petition for certiorari or to seek further reargument or rehearing has expired.

          (C) SPRINT CONSENT TO ASSUMPTION OF SPRINT AGREEMENTS. Upon a Motion by the Horizon Parties to assume the Sprint Agreements, the Sprint Parties will consent to such assumption without demanding cure or other payments or further adequate assurance with respect to the Horizon Parties' obligations under the Sprint Agreements, except for payment of the Business Activity Amounts described in Section 5(a) and payments or obligations due or arising after the date of this Agreement.

          (D) PROCEDURE UPON PARTY'S APPEAL. If any person files an appeal, objection or challenge in the Bankruptcy Court after the issuance of the Approval Order and before it becomes a Final Order, the Sprint Parties and the Horizon Parties will cooperate and use commercially reasonable efforts to challenge or otherwise cause the withdrawal of any such appeal, objection or challenge. None of the Sprint Parties or the Horizon Parties will cooperate with, facilitate or support the efforts of any person who files any such appeal, objection or challenge.

     3. SETTLEMENT PAYMENT. Horizon, on behalf of itself and the other Horizon Parties, will pay Sprint Spectrum L.P., on its own behalf and on behalf of the other Sprint Parties, $4 million. The payment will be made on the Effective Date via wire transfer to the account designated by Sprint Spectrum L.P.

     4. GENERAL RELEASES.

          (A) SPRINT RELEASE OF THE HORIZON PARTIES AND THE CREDITORS. Except as provided in Section 5, each of the Sprint Parties releases and forever discharges the Horizon Parties, the Creditors, and each of their respective officers, directors, shareholders, partners, members (and, as to the members of the Committees, the officers, directors, shareholders, partners, members, subsidiaries, affiliates, employees, agents and representatives of such members), subsidiaries, employees, agents, attorneys (and other professional advisors) and representatives (the "HORIZON RELEASED PARTIES") from all liabilities, claims, attorneys' fees, damages, injuries, causes of action, and losses of any kind that any of the Sprint Parties ever had, now has, may assert or may in the future claim to have against any of the Horizon Released Parties by reason of any act, failure to act, occurrence or event occurring or existing on or before the date of this Agreement including but not limited to all claims that were or could have been asserted in the Litigation ("SPRINT'S CLAIMS"); provided, however, that the Sprint Parties do not release, and the Sprint Parties expressly reserve, all Sprint Claims against any Horizon Released Party that arises from or relates to matters unrelated to the Horizon Parties, the Sprint Agreements, the Litigation or the Chapter 11 Cases..

          (B) HORIZON RELEASE OF THE SPRINT PARTIES. Except as provided in
     Section 5, each of the Horizon Parties and the Creditors releases and forever discharges the Sprint Parties and their respective officers, directors, shareholders, partners, members, subsidiaries, employees, agents, attorneys (and other professional advisors) and representatives (the "SPRINT RELEASED PARTIES") from all liabilities, claims, attorneys' fees, damages, injuries, causes of action, and losses of any kind that any of the Horizon Parties and Creditors ever had, now has, may assert or may in the future claim to have against any of the Sprint Released Parties by reason of any act, failure to act, occurrence or event occurring or existing on or before the date of this Agreement, including but not limited to all claims that were or could have been asserted in the Litigation ("HORIZON'S CLAIMS" and together with Sprint's Claims, the "RELEASED CLAIMS"); provided, however, that the Horizon Parties and the Creditors do not release, and they hereby expressly reserve, all Horizon Claims against any Sprint Released Party that arises from or relates to matters unrelated to the Sprint Parties, the Sprint Agreements, the Litigation or the Chapter 11 Cases..

          (C) COMPLETE RELEASE. Except as provided in Sections 5, this Agreement constitutes the complete compromise, settlement, accord and satisfaction of all of the Released Claims.

          (D) DISMISSAL OF LITIGATION. On the Effective Date, the Parties will execute and deliver, all to the other Parties, and will file with the Bankruptcy Court and the District Court, such documents as may be necessary or desirable to effect the dismissal with prejudice of the Litigation.

     5. EXCEPTIONS TO RELEASED CLAIMS.

          (A) RIGHT TO COLLECT BUSINESS ACTIVITY AMOUNTS. As of the date of this Agreement, the Horizon Parties have paid the Sprint Parties the net amount owed for services rendered by the Sprint Parties during the month of February, 2004, pursuant to the terms of the Stipulated Order Regarding Interim Post-Petition Dealings Between and Among the Debtors and the Sprint PCS Parties entered by the Bankruptcy Court on December 24, 2003 (the "STIPULATION"). Notwithstanding the releases set forth in this Agreement, the Horizon Parties will continue to pay the Sprint Parties:

               (i) for services rendered by the Sprint Parties from March 1, 2004 through the date of this Agreement, the net amounts set forth in the third sentence of Section 5 of the Stipulation, and

               (ii) for services rendered by the Sprint Parties from the day after the date of this Agreement to the earliest to occur of the following: (1) August 2, 2004, (2) the Effective Date, (3) entry of a final order of the Bankruptcy Court denying the Horizon motion to approve this Agreement and the Purchase Agreement, or (4) the mutual written agreement of the Horizon Parties and the Sprint Parties, the net amounts set forth in the third sentence of Section 5 of the Stipulation, modified as follows: (A) the percentage included in clause (b)(ii) of that sentence will be increased from 85% to 100%, and (B) the phrase

          "other than post-petition 3-G related fees and charges or other charges which are not Agreed Post-Petition Amounts" will be deleted from clause (b)(ii)(x) of that sentence.

     The intent of the Parties is that the releases set forth in this Agreement will not affect the rights and obligations of the Parties for services rendered by the Sprint Parties from March 1, 2004 to the Effective Date, in the ordinary course of business, consistent with past practice and pursuant to the Stipulation and this Agreement (the "BUSINESS ACTIVITY AMOUNTS"). The Parties may bill, collect and settle, before and after the Effective Date, the Business Activity Amounts in accordance with the terms of this
     Section 5(a).

          (B) PRE-EFFECTIVE DATE COLLECTED REVENUES. Notwithstanding the releases set forth in this Agreement, the Sprint Parties will remit to Horizon, before and after the Effective Date, all Collected Revenues (as defined in the Management Agreement) for periods before the Effective Date.

          (C) FUTURE CLAIMS. Notwithstanding the releases set forth in this Agreement, nothing in this Agreement constitutes a release or waiver by any Party of claims arising after the date of this Agreement.

          (D) INDEMNIFICATION. Notwithstanding the releases set forth in this Agreement, this Agreement does not waive the Sprint Parties' and the Horizon Parties' respective rights and responsibilities under section 13 of the Management Agreement with respect to indemnification for claims brought by third parties arising before the date of this Agreement, except that this Agreement does waive the Sprint Parties' and the Horizon Parties' respective rights to make indemnity claims based on the provision of services by third parties under the Sprint Agreements. No Sprint Party or Horizon Party is aware of any indemnity right that presently exists under section 13 of the Management Agreement.

     6. STAY OF LITIGATION. On the date the Horizon Parties and the Sprint Parties execute this Agreement, the Horizon Parties and the Sprint Parties will file jointly with the District Court a motion to "stay" the Litigation, and cooperate to cause the District Court to issue an order granting the stay. It is the intent of this provision that the stay will suspend all pleading cycles currently pending in the Litigation such that no Party is required to file any further pleadings at this time. The stay will remain in effect until the earlier of (i) the dismissal of the Litigation following the Effective Date in accordance with Section 4(d) of this Agreement or (ii) the Agreement becoming null and void or otherwise terminated. If the latter occurs, the Parties will cooperate to take the necessary steps to lift the stay and to establish new reasonable case development deadlines and dates for the completion of any pleading cycles suspended as a result of the stay. In particular, the Parties acknowledge that the Committees have timely and properly objected to the Magistrate's Order of May 3, 2004 denying the Committees' motion to intervene and that the Committees will have 30 days from the lifting of the stay to file supplemental arguments in support of the objections after which a normal pleading cycle will commence. Any pleadings filed with the District Court in connection with a stay request will incorporate the foregoing.

     7. TERMINATION OF STIPULATION. The Parties agree that the Stipulation will terminate on the Effective Date.

     8. COVENANT NOT TO SUE OR ASSIST THIRD PARTIES.

          (A) No Party will (i) commence or in any manner seek relief against another Party through any suit or proceeding based upon any Released Claim, or (ii) become a party to any suit or proceeding arising from or in connection with an attempt by or on behalf of any third party to enforce or collect an amount based on any Released Claim.

          (B) No Party will share with US Unwired, Inc. or any other third party or such parties' respective affiliates, any Huron Consulting Group work product or any other work product prepared by an attorney, consultant or expert in conjunction with the Litigation or preparation for the Litigation, except that the Horizon Parties may share such work product with the Creditors (including (i) the members of the Committee and their respective representatives and professional advisors and (ii) the professional advisors to the Committees) to enable the Creditors and members of the Committees to satisfy their duties as Committees and members of the Committees, respectively. The Creditors agree not to share the work product with third parties.

     9. NTELOS SERVICE AREA.

          (A) NTELOS NETWORK SERVICES AGREEMENT. Promptly after the parties execute this Agreement, the Horizon Parties will file a motion with the Bankruptcy Court to reject the Network Services Agreement ("the NSA") dated as of August 12, 1999, as amended, among Horizon and Virginia PCS Alliance, LC and West Virginia PCS Alliance, LC (collectively "NTELOS"), with such rejection to be effective on the Effective Date. The Sprint Parties agree that such rejection of the NSA will not be deemed to be a default or breach under the terms of the Management Agreement. The Sprint Parties acknowledge and agree that they will bear the full responsibility (financial and otherwise) for (i) the provision of services from and after the Effective Date to the subscribers whose economic interests are being transferred pursuant to the Asset Purchase Agreement, and (ii) compliance with all applicable laws and regulations governing the PCS licenses that the Sprint Parties own in the nTelos Service Area (as defined below).

          (B) CHANGE OF RESPONSIBILITY. (i) The Horizon Parties will no longer be responsible for providing Sprint PCS Products and Services in the following BTAs (the "NTELOS SERVICE AREA") after the Effective Date, and the nTelos Service Area will no longer be included in the Service Area under the Management Agreement. Horizon will have no further rights, duties or obligations with respect to the operation of the nTelos Service Area pursuant to the terms of the Management Agreement, including but not limited to no further duties or obligations with respect to the nTelos Service Area pursuant to the terms of Addendum II and Addendum VI of the Management Agreement, and no further rights regarding exclusivity in the nTelos Service Area.

          Charleston, WV BTA
          Huntington, WV - Ashland, KY BTA (except Ironton, OH 740 and
             Gallipolis, OH 740 CSAs)
          Danville, VA BTA
          Lynchburg, VA BTA
          Martinsville, VA BTA
          Roanoke, VA BTA
          Staunton-Waynesboro, VA BTA
          Bluefield, VA BTA
          Beckley, WV BTA
          Fairmont, WV BTA
          Morgantown, WV BTA
          Clarksburg, WV BTA
          Charlottesville, VA BTA

          (ii) The Sprint Parties will no longer have any responsibilities or obligations to the Horizon Parties under the Sprint Agreements with respect to the nTelos Service Area after the Effective Date.

     10. GRANT OF OPT-IN RIGHT. The Sprint Parties grant to Horizon and Bright the right to opt-in to the then-current PCS affiliate "price simplification" addendum for affiliates with more than 3 million covered pops (the "PS ADDENDUM") that amends the Sprint Agreements under the following process. The opt-in right must be exercised by Horizon and Bright at the same time and under the same terms, and the PS Addendum for both must be executed before December 31, 2004. To exercise the opt-in right, Manager must deliver a written election notice to the Sprint Parties (the "OPT-IN NOTICE"). The Sprint Parties will send Horizon and Bright the then-current form of PS Addendum within 10 Business Days after Horizon and Bright give the Opt-in Notice. After the Sprint Parties sends the first PS Addendum, it will continue to send to Horizon and Bright redacted copies of any PS Addendum signed subsequently by an affiliate. Horizon and Bright can only opt-in to the PS Addendum most recently sent to Horizon and Bright; the PS Addendum previously sent to Horizon and Bright expires when the Sprint Parties send a new PS Addendum. The PS Addendum will become effective and will become binding on Horizon and Bright on the first calendar day of the calendar month in which it is executed by the parties and all of the conditions are satisfied.

     11. CONTRACT. The Parties understand that the terms in this Agreement are binding contractual commitments and not mere recitals, and that the Parties are not relying upon any statement or representation made by any Party released, any such Party's agents or attorneys, or any other person, concerning the nature, extent or duration of any injuries or damages, or concerning any other thing or matter, but are relying solely and exclusively upon their own knowledge, belief and judgment.

     12. EXPENSES. The Parties will pay their own expenses and attorneys' fees incurred in connection with the Litigation and with the negotiation and execution of this Agreement. Nothing in this Agreement precludes the Committees (or their respective members) from seeking payment of their expenses and attorneys' and other professional advisors' fees by the Horizon Parties pursuant to Sections 503, 330 and/or 331 of the Bankruptcy Code.

     13. ADDITIONAL FACTS. The Parties are aware that they may after the date of this Agreement discover claims or facts in addition to or different from those they now know or believe to be true with respect to Released Claims. Nevertheless, except as set forth in Section 5, it is the intention of the Parties to fully, finally and forever settle and release all Released Claims, including existing claims for damages and losses that are presently unknown or unanticipated. In furtherance of this intention, the releases given in this Agreement are and will remain in effect as full and complete mutual releases of Released Claims, except as set forth in Section 5, notwithstanding the discovery or existence of any additional or different facts relative to them. Each Party assumes the risk of any mistake in executing this Agreement and furnishing the releases set forth in this Agreement. Without limiting the generality of the preceding sentences in this Section 13, each Party waives and relinquishes, to the extent permitted by law, any right or benefit that such Party has or might have under any provision of statutory or non-statutory law that might provide that a release does not extend to claims that a person does not know or suspect to exist at the time of execution of the release that, if known, would or might have materially affected the decision to give the release.

     14. WAIVERS.

          (A) No waiver by a Party of any breach of or default under this Agreement will be deemed to be a waiver of any other breach or default of any kind or nature of this Agreement. No acceptance of payment or performance by a Party after any such breach or default will be deemed to be a waiver of any breach or default of this Agreement, whether or not such Party knows of such breach or default at the time it accepts such payment or performance.

          (B) No failure or delay on the part of a Party to exercise any right it might have will prevent the exercise of that right by that Party at any time the other Party continues to be in default, and no such failure or delay will operate as a waiver of any default.

     15. OTHER PROVISIONS.

          (A) GOVERNING LAW. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement will be governed by and construed under Kansas and applicable bankruptcy law, without giving effect to any choice of law or conflict of law rules or provisions (whether of Kansas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Kansas.

          (B) JURISDICTION. Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of the District Court and any appellate court from such court, in any suit, action or proceeding arising out of or relating to this Agreement.

          (C) ENTIRE AGREEMENT; BINDING EFFECT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter it covers and supersedes all prior agreements, negotiations, representations and discussions between the Parties with respect to the subject matter it covers. Upon execution of this Agreement by the Horizon Parties and the Sprint Parties, Sections 2, 5(a), 6, 9(a) and 14(b) and this Section 15 will be binding on and inure to the benefit of the Parties and their respective successors and assigns. Upon the Effective Date, all of the provisions of this Agreement will be binding on and inure to the benefit of the Parties and their respective successors and assigns.

          (D) CONSTRUCTION. The Horizon Parties and Sprint Parties participated in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, the Horizon Parties and Sprint Parties intend that (i) this Agreement be construed as if they had drafted it together, and (ii) no presumption or burden of proof arises favoring or disfavoring any Horizon Party or Sprint Party by virtue of its role in drafting any provision of this Agreement. All pronouns and any variations of pronouns used in this Agreement refer to the masculine, feminine or neuter, singular or plural as the identity of the person or persons require.

          (E) SEVERABILITY. If any term or provision of this Agreement is illegal, invalid or unenforceable for any reason whatsoever, that term or provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and such illegality, invalidity or unenforceability will not affect the validity, legality or enforceability of the remainder of this Agreement.

          (F) AMENDMENT. Any amendment to this Agreement must be in a written document signed by the Parties that have executed this Agreement at the time of the amendment, and must state the intent of the Parties to amend this Agreement.

          (G) NO ADMISSION OF LIABILITY. It is expressly understood and agreed that this Agreement is a compromise of disputed claims and that execution of, making of payments under, and performing of obligations under this Agreement are not to be construed as an admission of liability on the part of any Party.

          (H) EFFECT UPON SPRINT AGREEMENTS. The Sprint Agreements will remain in force and effect, and except with respect to Released Claims and the terms of this Agreement, nothing in this Agreement will affect the rights and obligations of the Parties under the Sprint Agreements from and after the Effective Date.

          (I) COUNTERPARTS. This Agreement may be signed in counterpart or duplicate copy and by facsimile signature, and any signed counterpart, duplicate or facsimile copy is the equivalent to a signed original for all purposes.

          (J) FOR SETTLEMENT PURPOSES. If this Agreement does not become effective, the Parties agree that Federal Rule of Evidence 408 will apply to this Agreement, the Purchase Agreement and the Letter of Intent dated May 6, 2004, between Horizon, Bright and Sprint (the "LETTER OF INTENT"), and none of this Agreement, the Purchase Agreement, the Letter of Intent or any negotiations relating to any of those agreements will be admissible for any purpose in the Litigation or the Chapter 11 Cases.

            [THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

EACH PARTY HAS COMPLETELY READ THE TERMS OF THIS AGREEMENT, FULLY UNDERSTANDS THEM AND VOLUNTARILY ACCEPTS THEM FOR THE PURPOSE OF MAKING FULL AND FINAL COMPROMISE, ADJUSTMENT AND SETTLEMENT OF ALL CLAIMS, DISPUTED OR OTHERWISE, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT

          The Parties have executed this Agreement on the date first above written.

                                        SPRINT CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        SPRINT SPECTRUM L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        SPRINTCOM, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        WIRELESSCO, L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        PHILLIECO, L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        APC PCS, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        SPRINT COMMUNICATIONS COMPANY L.P.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        HORIZON PERSONAL COMMUNICATIONS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                    ----------------------------


                                        BRIGHT PERSONAL COMMUNICATIONS, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        HORIZON PCS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                        OFFICIAL BONDHOLDERS COMMITTEE
                                        IN THE HORIZON PARTIES' CHAPTER 11 CASES


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        OFFICIAL COMMITTEE OF UNSECURED
                                        CREDITORS IN THE HORIZON PARTIES'
                                        CHAPTER 11 CASES


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                        WACHOVIA BANK, N.A.,
                                        a national banking association


                                        By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------

                                    EXHIBIT A

                     [COPY OF THE ASSET PURCHASE AGREEMENT]


                                       13